UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 January 3, 2003
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)


                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)



            Delaware              1-9009                 13-3094658
       -------------------        -------                ----------
(State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)        File Number)           Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
                   -------------------------------------------
              (Address of principal executive offices and zip code)


                                 (908)272-2400
                                 -------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.
         -------------

January 3, 2003

Tofutti Press Release


Company Contact:  Steve Kass

                           Chief Financial Officer
                           (908) 272-2400
                           (908) 272-9492 (Fax)

                      TOFUTTI ANNOUNCES EXPANSION OF STOCK
                     REPURCHASE PROGRAM; BOARD OF DIRECTORS
                  APPROVES ADDITIONAL 250,000 SHARE REPURCHASE

     Cranford,  New  Jersey --  January 3, 2003 --  TOFUTTI  BRANDS  INC.  (AMEX
Symbol: TOF) announced that its Board of Directors increased the number of shares to be repurchased under its stock repurchase program from 500,000 to 750,000 shares of common stock. Purchases will be made in open market transactions or otherwise from time to time, based on then-existing conditions. To date, the Company has repurchased 613,200 shares of common stock at a cost of approximately $1.4 million, and as of this date 5,892,667 shares of common stock are outstanding.

     Mr. David Mintz, Chief Executive Officer of the Company stated, "We continue to believe that our shares represent an attractive investment for the Company, especially at their current market value. The extension of the stock repurchase program reflects management's continued confidence in the Company's long-term prospects and its desire to support our public stockholders."

     TOFUTTI BRANDS INC. is principally involved in the development, production and marketing of TOFUTTI brand soy-based, dairy-free frozen desserts and soy-based, dairy-free food products which contain no butterfat or cholesterol.

     Some of the statements in this press release concerning the Company's future prospects are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Actual results may vary significantly based upon a number of factors including, but not limited to business conditions both domestic and international, competition, changes in product mix or distribution channels, resource constraints encountered in promoting and developing new products and other risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-KSB.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 3, 2003                       Tofutti Brands Inc.
                                                   (Registrant)



                                         By:/s/Steven Kass
                                            -------------
                                            Steven Kass
                                            Chief Financial Officer